UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-09243

                         The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                            Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust Semiannual Report — June 30, 2012
Mario J. Gabelli, CFA

To Our Shareholders,

For the six months ended June 30, 2012, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was 4.2%, compared with a total return of 4.8% for the Standard & Poor’s (“S&P”) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 6.6%. The Fund’s NAV per share was $5.61, while the price of the publicly traded shares closed at $7.99 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a) (Unaudited)
	Year to Date	1 Year	5 Year	10 Year	Since Inception (07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	4.15%	8.94%	4.91%	9.33%	8.75%
Investment Total Return (c)	6.56	20.15	6.00	8.06	9.55
S&P 500 Utilities Index	4.82	15.26	2.93	8.56	5.08(d)
S&P 500 Index	9.49	5.45	0.22	5.33	1.79
Lipper Utility Fund Average	5.58	7.72	1.84	9.28	4.96

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is an unmanaged indicator of stock market performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c) Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d) From June 30, 1999, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2012:

The Gabelli Utility Trust

Energy and Utilities: Electric Integrated	46.7%
Energy and Utilities: Electric Transmission and Distribution	11.2%
Energy and Utilities: Natural Gas Integrated	8.3%
Energy and Utilities: Natural Gas Utilities	7.9%
Telecommunications	4.4%
Cable and Satellite	4.0%
U.S. Government Obligations	3.3%
Energy and Utilities: Water	2.9%
Wireless Communications	2.2%
Energy and Utilities: Global Utilities	2.1%
Energy and Utilities: Merchant Energy	1.7%
Energy and Utilities: Natural Resources	1.2%
Diversified Industrial	1.1%
Entertainment	0.7%

Aerospace	0.6%
Transportation	0.5%
Independent Power Producers and Energy Traders	0.3%
Communications Equipment	0.3%
Energy and Utilities: Services	0.2%
Energy and Utilities: Alternative Energy	0.1%
Environmental Services	0.1%
Real Estate	0.1%
Equipment and Supplies	0.1%
Investment Companies	0.0%
Agriculture	0.0%
Financial Services	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800- 422- 3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 14, 2012 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2012 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected John D. Gabelli and Anthony R. Pustorino as Trustees of the Fund. A total of 26,533,849 votes and 26,415,947 votes were cast in favor of these Trustees and a total of 685,991 votes and 803,893 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Trustee of the Fund. A total of 1,079,250 votes were cast in favor of this Trustee and a total of 21,255 votes were withheld for this Trustee.

Mario J. Gabelli, CFA, Anthony J. Colavita, Vincent D. Enright, Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

On August 15, 2012 the Board of Trustees of the Fund appointed Kuni Nakamura as a Trustee of the Fund.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2012 (Unaudited)

Shares			Market Value
	COMMON STOCKS — 96.4%
	ENERGY AND UTILITIES — 83.6%
	Energy and Utilities: Alternative Energy — 0.1%
5,000	Ormat Industries Ltd.	$63,980	$24,717
12,000	Ormat Technologies Inc.	254,979	256,680
8,100	Renegy Holdings Inc.†	57,108	648

		376,067	282,045

	Energy and Utilities: Electric Integrated — 46.7%
23,000	ALLETE Inc.	728,776	961,400
72,000	Alliant Energy Corp.	1,751,407	3,281,040
17,000	Ameren Corp.	560,038	570,180
75,000	American Electric Power Co. Inc.	2,478,398	2,992,500
355	Atlantic Power Corp.†	5,902	4,543
10,000	Avista Corp.	199,636	267,000
50,000	Black Hills Corp.	1,431,322	1,608,500
27,000	Cleco Corp.	524,506	1,129,410
114,000	CMS Energy Corp.	1,363,739	2,679,000
29,000	Dominion Resources Inc.	1,273,200	1,566,000
23,000	DTE Energy Co.	934,776	1,364,590
122,000	Duke Energy Corp.	2,350,704	2,813,320
80,000	Edison International	3,504,228	3,696,000
170,000	El Paso Electric Co.	3,150,342	5,637,200
1,000	Emera Inc.	21,639	33,012
3,000	Entergy Corp.	75,249	203,670
101,000	FirstEnergy Corp.	4,414,050	4,968,190
178,000	Great Plains Energy Inc.	4,551,602	3,810,980
52,000	Hawaiian Electric Industries Inc.	1,253,982	1,483,040
89,000	Integrys Energy Group Inc.	4,500,171	5,061,430
63,000	MGE Energy Inc.	1,859,897	2,979,900
95,000	NextEra Energy Inc.	4,094,308	6,536,950
48,000	NiSource Inc.	1,020,001	1,188,000
105,000	NorthWestern Corp.	3,163,658	3,853,500
35,000	NV Energy Inc.	312,248	615,300
99,000	OGE Energy Corp.	2,383,280	5,127,210
25,000	Otter Tail Corp.	644,911	571,750
48,000	PG&E Corp.	1,280,160	2,172,960
100,000	PNM Resources Inc.	1,119,082	1,954,000
90,000	Progress Energy Inc.	3,909,356	5,415,300
38,000	Public Service Enterprise Group Inc.	996,629	1,235,000
59,000	SCANA Corp.	1,872,087	2,822,560
101,000	TECO Energy Inc.	1,488,403	1,824,060
25,000	The Empire District Electric Co.	515,057	527,500
16,500	Unitil Corp.	427,366	437,250
133,000	UNS Energy Corp.	4,070,298	5,108,530
47,000	Vectren Corp.	1,162,166	1,387,440
244,000	Westar Energy Inc.	5,556,921	7,307,800
180,000	Wisconsin Energy Corp.	3,273,387	7,122,600
179,000	Xcel Energy Inc.	3,118,075	5,085,390

		77,340,957	107,404,005

Shares			Market Value
	Energy and Utilities: Electric Transmission and Distribution — 11.2%
243	Brookfield Infrastructure Partners LP	$5,103	$8,157
50,000	CH Energy Group Inc.	2,261,677	3,284,500
55,000	Consolidated Edison Inc.	2,490,215	3,420,450
100,000	Exelon Corp.	2,702,025	3,762,000
350,000	Northeast Utilities	6,523,371	13,583,500
22,500	Pepco Holdings Inc.	449,918	440,325
36,666	UIL Holdings Corp.	966,693	1,314,843

		15,399,002	25,813,775

	Energy and Utilities: Global Utilities — 2.1%
15,000	Areva SA†	617,152	194,191
8,000	Chubu Electric Power Co. Inc.	189,551	129,505
38,000	Electric Power Development Co. Ltd.	1,392,829	993,082
30,000	Endesa SA	1,015,197	525,247
300,000	Enel SpA	1,862,753	965,072
290,000	Hera SpA	419,245	407,365
8,000	Hokkaido Electric Power Co. Inc.	156,870	102,984
8,000	Hokuriku Electric Power Co.	146,449	123,901
3,000	Huaneng Power International Inc., ADR	81,590	89,400
41,000	Korea Electric Power Corp., ADR†	630,569	458,380
13,000	Kyushu Electric Power Co. Inc.	232,303	153,687
2,000	Niko Resources Ltd.	113,769	26,363
8,000	Shikoku Electric Power Co. Inc.	155,987	169,438
8,000	The Chugoku Electric Power Co. Inc.	150,761	131,207
9,000	The Kansai Electric Power Co. Inc.	171,220	107,525
15,000	Tohoku Electric Power Co. Inc.	280,750	149,934

		7,616,995	4,727,281

	Energy and Utilities: Merchant Energy — 1.7%
23,048	GenOn Energy Inc.†	37,369	39,412
300,000	GenOn Energy Inc., Escrow†(a)	0	0
300,000	The AES Corp.†	3,666,929	3,849,000

		3,704,298	3,888,412

	Energy and Utilities: Natural Gas Integrated — 8.1%
135,000	Kinder Morgan Inc.	3,064,293	4,349,700
127,000	National Fuel Gas Co.	4,287,736	5,966,460
198,000	ONEOK Inc.	2,652,787	8,377,380

		10,004,816	18,693,540

	Energy and Utilities: Natural Gas Utilities — 7.9%
93,056	AGL Resources Inc.	3,328,906	3,605,920
28,000	Atmos Energy Corp.	696,786	981,960
20,000	Chesapeake Utilities Corp.	502,271	874,400
12,000	CONSOL Energy Inc.	404,194	362,880

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares			Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Utilities (Continued)
22,418	Corning Natural Gas Corp.	$240,181	$390,625
59,600	Delta Natural Gas Co. Inc.	498,507	1,295,108
11,445	GDF Suez	387,206	271,641
11,445	GDF Suez†	0	14
35,000	Piedmont Natural Gas Co. Inc.	553,257	1,126,650
12,000	RGC Resources Inc.	128,344	214,440
131,000	Southwest Gas Corp.	3,594,173	5,718,150
112,000	Spectra Energy Corp.	3,057,603	3,254,720

		13,391,428	18,096,508

	Energy and Utilities: Natural Resources — 1.2%
4,000	Anadarko Petroleum Corp.	197,150	264,800
32,000	Compania de Minas Buenaventura SA, ADR	360,262	1,215,360
10,000	Exxon Mobil Corp.	547,153	855,700
7,000	Peabody Energy Corp.	212,756	171,640
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	269,720

		1,554,641	2,777,220

	Energy and Utilities: Services — 0.2%
25,000	ABB Ltd., ADR†	273,075	408,000
2,400	Tenaris SA, ADR	104,090	83,928

		377,165	491,928

	Energy and Utilities: Water — 2.9%
13,500	American States Water Co.	300,087	534,330
27,000	American Water Works Co. Inc.	580,500	925,560
21,833	Aqua America Inc.	221,008	544,952
24,000	Artesian Resources Corp., Cl. A	249,469	516,960
40,000	California Water Service Group	555,152	738,800
7,500	Connecticut Water Service Inc.	146,455	217,350
50,000	Middlesex Water Co.	784,887	950,000
80,000	SJW Corp.	1,482,532	1,920,800
9,000	The York Water Co.	108,269	161,010

		4,428,359	6,509,762

	Diversified Industrial — 1.1%
1,000	Alstom SA	72,833	31,549
6,000	Cooper Industries plc	123,352	409,080
100,000	General Electric Co.	1,487,153	2,084,000

		1,683,338	2,524,629

	Environmental Services — 0.0%
3,000	Suez Environnement Co. SA	0	32,137

	Equipment and Supplies — 0.1%
50,000	Capstone Turbine Corp.†	83,080	50,500
1,400	Mueller Industries Inc.	61,613	59,626

		144,693	110,126

Shares			Market Value
	Independent Power Producers and Energy Traders — 0.3%
40,000	NRG Energy Inc.†	$966,620	$694,400

	TOTAL ENERGY AND UTILITIES	136,988,379	192,045,768

	COMMUNICATIONS — 10.9%
	Cable and Satellite — 4.0%
17,000	AMC Networks Inc., Cl. A†	361,067	604,350
10,000	British Sky Broadcasting Group plc	104,676	109,082
72,000	Cablevision Systems Corp., Cl. A	1,045,465	956,880
5,000	Cogeco Cable Inc.	105,008	227,532
20,000	Cogeco Inc.	389,461	900,501
30,000	DIRECTV, Cl. A†	480,619	1,464,600
59,000	DISH Network Corp., Cl. A	1,186,534	1,684,450
10,000	EchoStar Corp., Cl. A†	280,860	264,200
21,000	Liberty Global Inc., Cl. A†	461,896	1,042,230
20,000	Liberty Global Inc., Cl. C†	421,966	955,000
8,000	Rogers Communications Inc., Cl. B	119,139	289,680
8,000	Time Warner Cable Inc.	297,009	656,800

		5,253,700	9,155,305

	Communications Equipment — 0.3%
240,000	Furukawa Electric Co. Ltd.	1,103,906	561,456
1,000	QUALCOMM Inc.	37,010	55,680

		1,140,916	617,136

	Telecommunications — 4.4%
40,000	AT&T Inc.	1,039,609	1,426,400
3,000	Belgacom SA	97,094	85,251
3,800	Bell Aliant Inc.(b)	101,567	94,054
11,000	BT Group plc, ADR	343,602	364,980
250,000	Cincinnati Bell Inc.†	965,587	930,000
43,000	Deutsche Telekom AG, ADR	678,352	470,076
2,000	France Telecom SA, ADR	22,799	26,220
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	93
500	Mobistar SA	41,057	17,110
18,500	Nippon Telegraph & Telephone Corp.	859,917	856,321
11,800	Orascom Telecom Holding SAE, GDR†(c)	53,385	29,500
11,800	Orascom Telecom Media and Technology Holding SAE, GDR†(a)(b)	20,761	14,160
16,000	Portugal Telecom SGPS SA	203,853	69,957
2,000	PT Indosat Tbk	1,061	921
1,500	Sistema JSFC, GDR(c)	35,773	27,990
1,200	Tele2 AB, Cl. B	14,604	18,527
30,000	Telekom Austria AG	439,919	294,571
40,000	Touch America Holdings Inc.†(a)	38,488	0
110,000	Verizon Communications Inc.	3,846,319	4,888,400

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares			Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
75,000	VimpelCom Ltd., ADR	$720,805	$608,250

		9,524,571	10,222,781

	Wireless Communications — 2.2%
1,200	America Movil SAB de CV, Cl. L, ADR	9,424	31,272
2,000	China Mobile Ltd., ADR	33,988	109,340
2,000	China Unicom Hong Kong Ltd., ADR	16,278	25,100
171	M1 Ltd.	210	346
14,000	Millicom International Cellular SA, SDR	1,043,333	1,317,537
11,250	Mobile TeleSystems OJSC, ADR†	175,074	193,500
1,154	Mobile Telesystems OJSC, (Russian)	6,303	8,338
8,000	NII Holdings Inc.†	144,169	81,840
1,000	NTT DoCoMo Inc.	1,438,659	1,660,099
600	SK Telecom Co. Ltd., ADR	12,374	7,260
400	SmarTone Telecommunications Holdings Ltd.	207	768
25,000	Turkcell Iletisim Hizmetleri A/S, ADR†	404,775	313,750
35,000	United States Cellular Corp.†	1,587,962	1,351,700

		4,872,756	5,100,850

	TOTAL COMMUNICATIONS	20,791,943	25,096,072

	OTHER — 1.9%
	Aerospace — 0.6%
100,000	Rolls-Royce Holdings plc	809,939	1,343,753

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	21,630

	Entertainment — 0.7%
91,033	Vivendi SA	2,948,307	1,685,412

	Financial Services — 0.0%
26	Leucadia National Corp.	0	560

	Investment Companies — 0.0%
3,000	Kinnevik Investment AB, Cl. B	41,537	60,065

	Real Estate — 0.1%
4,500	Brookfield Asset Management Inc., Cl. A	48,735	148,950

Shares			Market Value
	Transportation — 0.5%
30,000	GATX Corp.	$911,610	$1,155,000

	TOTAL OTHER	4,790,339	4,415,370

	TOTAL COMMON STOCKS	162,570,661	221,557,210

	WARRANTS — 0.2%
	ENERGY AND UTILITIES — 0.2%
	Energy and Utilities: Natural Gas Integrated — 0.2%
211,200	Kinder Morgan Inc., expire 05/25/17†	281,849	456,192

	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
16,000	Bharti Airtel Ltd., expire 09/19/13†(b)	108,378	87,725

	TOTAL WARRANTS	390,227	543,917

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Environmental Services — 0.1%
$ 100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	100,000	117,875

	U.S. GOVERNMENT OBLIGATIONS — 3.3%
7,690,000	U.S. Treasury Bills, 0.100% to 0.150%††, 08/02/12 to 12/27/12(d)	7,687,342	7,687,237

TOTAL INVESTMENTS — 100.0%		$170,748,230	229,906,239

Notional Amount		Termination Date	Unrealized Appreciation/ Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$ 4,241	Rolls-Royce Holdings plc, Cl. C(e)	08/23/12	(92)
(2,650,000 Shares)
657,115	Rolls-Royce Holdings plc(e)	06/27/13	14,553
(50,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		14,461

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Market Value

Other Assets and Liabilities (Net)	$856,289

PREFERRED STOCK (1,154,188 preferred shares outstanding)	(51,332,200)

NET ASSETS — COMMON STOCK (32,010,044 common shares outstanding)	$179,444,789

NET ASSET VALUE PER COMMON SHARE ($179,444,789 ÷ 32,010,044 shares outstanding)	$5.61

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $14,160 or 0.01% of total investments.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the market value of Rule 144A securities amounted to $195,939 or 0.09% of total investments.

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2012, the market value of Regulation S securities amounted to $57,490 or 0.03% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/12 Carrying Value Per Unit

11,800	Orascom Telecom Holding SAE, GDR	07/27/09	$53,385	$2.5000
1,500	Sistema JSFC, GDR	10/10/07	35,773	18.6600

(d)	At June 30, 2012, $1,195,000 of the principal amount was pledged as collateral for the equity contract for difference swap agreements.
(e)	At June 30, 2012, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	92.4%	$212,461,367
Europe	4.5	10,315,677
Japan	2.2	5,139,138
Latin America	0.6	1,254,790
Asia/Pacific	0.3	691,607
Africa/Middle East	0.0	43,660
Total Investments	100.0%	$229,906,239

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $170,748,230)	$229,906,239
Foreign currency, at value (cost $79,047)	79,708
Cash	923,633
Receivable for investments sold	16,465
Dividends and interest receivable	410,706
Deferred offering expense	84,669
Unrealized appreciation on swap contracts	14,762
Prepaid expenses	3,099

Total Assets	231,439,281

Liabilities:
Distributions payable	20,731
Payable for investment advisory fees	253,931
Payable for payroll expenses	37,512
Payable for accounting fees	3,750
Payable for auction agent fees	199,836
Payable for shareholder communications expenses	75,970
Unrealized depreciation on swap contracts	301
Other accrued expenses	70,261

Total Liabilities	662,292

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$179,444,789

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$120,939,187
Accumulated net investment income	95,747
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(762,534)
Net unrealized appreciation on investments	59,158,009
Net unrealized appreciation on swap contracts	14,461
Net unrealized depreciation on foreign currency translations	(81)

Net Assets	$179,444,789

Net Asset Value per Common Share:
($179,444,789 ÷ 32,010,044 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.61

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $53,822)	$3,890,677
Interest	3,571

Total Investment Income	3,894,248

Expenses:
Investment advisory fees	1,125,051
Shareholder communications expenses	130,788
Shareholder services fees	74,630
Trustees’ fees	55,518
Payroll expenses	36,456
Legal and audit fees	35,114
Accounting fees	22,500
Custodian fees	19,079
Miscellaneous expenses	44,397

Total Expenses	1,543,533

Less:
Advisory fee reduction	(143,373)

Net Expenses	1,400,160

Net Investment Income	2,494,088

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	8,641,810
Net realized gain on swap contracts	49,361
Net realized gain on foreign currency transactions	1,421

Net realized gain on investments, swap contracts, and foreign currency transactions	8,692,592

Net change in unrealized appreciation/depreciation:
on investments	(3,545,774)
on swap contracts	1,689
on foreign currency translations	494

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(3,543,591)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	5,149,001

Net Increase in Net Assets Resulting from Operations	7,643,089

Total Distributions to Preferred Stock Shareholders	(969,697)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$6,673,392

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
Operations:
Net investment income	$2,494,088		$4,712,924
Net realized gain on investments, swap contracts, and foreign currency transactions	8,692,592		3,054,377
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(3,543,591)		24,033,860

Net Increase in Net Assets Resulting from Operations	7,643,089		31,801,161

Distributions to Preferred Shareholders:
Net investment income	(213,333	)*	(1,219,913)
Net realized short-term gain	—		(623,894)
Net realized long-term gain	(756,364	)*	(108,555)

Total Distributions to Preferred Shareholders	(969,697)		(1,952,362)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	6,673,392		29,848,799

Distributions to Common Shareholders:
Net investment Income	(2,106,320	)*	(3,636,029)
Net realized short-term gain	—		(1,859,559)
Net realized long-term gain	(7,467,864	)*	(323,554)
Return of capital	—		(13,160,052)

Total Distributions to Common Shareholders	(9,574,184)		(18,979,194)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,241,979		2,722,559

Net Increase in Net Assets from Fund Share Transactions	1,241,979		2,722,559

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(1,658,813)		13,592,164

Net Assets Attributable to Common Shareholders:
Beginning of period	181,103,602		167,511,438

End of period (including undistributed net investment income of $95,747 and $0, respectively)	$179,444,789		$181,103,602

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008		2007
Operating Performance:
Net asset value, beginning of period	$5.69		$5.33	$5.20	$5.09	$8.18		$8.19

Net investment income	0.08		0.15	0.15	0.17	0.18		0.19
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.16		0.86	0.73	0.69	(2.48)		0.61

Total from investment operations	0.24		1.01	0.88	0.86	(2.30)		0.80

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.04)	(0.06)	(0.06)	(0.06)		(0.03)
Net realized gain	(0.02	)*	(0.02)	—	—	(0.03)		(0.07)

Total distributions to preferred shareholders		(0.03)	(0.06)	(0.06)	(0.06)	(0.09)		(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.21		0.95	0.82	0.80	(2.39)		0.70

Distributions to Common Shareholders:
Net investment income	(0.07	)*	(0.11)	(0.08)	(0.08)	(0.10)		(0.16)
Net realized gain	(0.23	)*	(0.07)	—	—	(0.04)		(0.33)
Paid-in capital	—		(0.42)	(0.64)	(0.64)	(0.58)		(0.23)

Total distributions to common shareholders		(0.30)	(0.60)	(0.72)	(0.72)	(0.72)		(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01		0.01	0.03	0.03	0.02		0.01
Increase in net asset value from repurchase of preferred shares	—		—	—	0.00 (b)	0.00	(b)	0.00 (b)
Offering costs for issuance of rights charged to paid-in capital	—		—	—	—	(0.00	)(b)	—

Total fund share transactions	0.01		0.01	0.03	0.03	0.02		0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$5.61		$5.69	$5.33	$5.20	$5.09		$8.18

NAV Total Return†		2.57%	16.90%	13.76%	14.19%	(31.68)%		8.08%

Market value, end of period	$7.99		$7.80	$6.39	$9.02	$5.90		$9.50

Investment total return††		6.56%	33.67%	(21.38)%	70.88%	(31.81)%		3.42%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$230,777		$232,436	$218,843	$212,179	$206,724		$300,210
Net assets attributable to common shares, end of period (in 000’s)	$179,445		$181,104	$167,511	$160,847	$154,898		$245,617
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.86	%(c)	2.72%	3.01%	3.68%	2.68%		2.03%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.77	%(c)	1.92%	1.93%	2.04%	1.77%		—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any(d)(e)	1.61	%(c)	1.92%	1.91%	2.04%	1.50%		1.63%

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data (continued):
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.37	%(c)	1.48%	1.45%	1.50%	1.39%	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any(d)(e)	1.24	%(c)	1.48%	1.44%	1.50%	1.18%	1.34%
Portfolio turnover rate†††		1%	1%	1%	4%	14%	13%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 28,832		$28,832	$28,832	$28,832	$29,326	$29,593
Total shares outstanding (in 000’s)	1,153		1,153	1,153	1,153	1,173	1,184
Liquidation preference per share	$ 25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$ 26.17		$25.47	$25.15	$23.86	$22.76	$23.36
Asset coverage per share	$ 112.39		$113.20	$106.58	$103.34	$99.72	$137.48
Series B Auction Rate Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 22,500		$22,500	$22,500	$22,500	$22,500	$25,000
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(g)	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$112,394		$113,202	$106,582	$103,336	$99,721	$137,478
Asset Coverage (h)		450%	453%	426%	413%	399%	550%

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††

Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 29%.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would have been 1.62% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, and 2008, the effect of interest expense was minimal.

(e)

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits for the year ended December 31, 2007, the ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. For the years ended December 31, 2009 and 2008, the effect of Custodian Fee Credits was minimal. For the six months ended June 30, 2012 and the years ended December 31, 2011 and 2010, there were no Custodian Fee Credits.

(f)	Based on weekly prices.
(g)

Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Alternative Energy	$ 281,397	—	$648	$ 282,045
Energy and Utilities: Merchant Energy	3,888,412	—	0	3,888,412
Other Industries (a)	187,875,311	—	—	187,875,311
COMMUNICATIONS
Telecommunications	10,222,781	—	0	10,222,781
Other Industries (a)	14,873,291	—	—	14,873,291
OTHER
Other Industries (a)	4,415,370	—	—	4,415,370

Total Common Stocks	221,556,562	—	648	221,557,210

Warrants (a)	456,192	$ 87,725	—	543,917
Convertible Corporate Bonds (a)	—	117,875	—	117,875
U.S. Government Obligations	—	7,687,237	—	7,687,237

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$222,012,754	$7,892,837	$648	$229,906,239

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT:
Contract for Difference Swap Agreement	$ —	$ 14,553	$ —	$ 14,553
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	(92)	—	(92)

TOTAL OTHER FINANCIAL INSTRUMENTS	$ —	$ 14,461	$ —	$ 14,461

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

During the six months ended June 30, 2012, the Fund held no investments in interest rate swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2012 are reflected within the Schedule of Investments and further details are as follows:

	Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
		Market Value	One month LIBOR plus 90 bps plus
		Appreciation on:	Market Value Depreciation on:
$657,115	(50,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/13	$14,553
4,241	(2,650,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	8/23/12	(92)
					$14,461

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2012 had an average monthly notional amount of approximately $453,727.

As of June 30, 2012, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Year Ended December 31, 2011
	Common	Preferred
Distributions paid from:
Ordinary income	$5,495,588	$1,843,807
Net long-term capital gains	323,554	108,555
Return of capital	13,160,052	—

Total distributions paid	$18,979,194	$1,952,362

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$61,419,183
Other temporary differences*	(12,789)

Total	$61,406,394

*	Other temporary differences were primarily due to adjustments on preferred share class distribution payables and mark-to-market and accrual adjustments on investments in swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$171,868,992	$66,649,825	$(8,612,578)	$58,037,247

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the six months ended June 30, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of Series B Preferred Shares. Thus, advisory fees were accrued on these assets. For six months ended June 30, 2012, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the outstanding Series A Preferred. Thus, advisory fees with respect to the liquidation value of the Series A Preferred were reduced by $143,373.

During the six months ended June 30, 2012, the Fund paid brokerage commissions on security trades of $4,817 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2012, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2012, the Fund paid or accrued $36,456 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $1,350,329 and $8,828,174, respectively.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	164,121	$1,241,979	413,938	$2,722,559

A shelf registration authorizing the offering of an additional $100 million of common or preferred shares was declared effective by the SEC on July 26, 2011.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A and Series B Preferred at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of Series A Preferred. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price at any time. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not repurchase any shares of Series A Preferred. At June 30, 2012, 1,153,288 shares of Series A Preferred were outstanding and accrued dividends amounted to $18,020.

On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Preferred. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Preferred ranged from 1.438% to 1.458% for the six months ended June 30, 2012. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price at any time. There were no redemptions of Series B Preferred during the six months ended June 30, 2012 and the year ended December 31, 2011. At June 30, 2012, 900 shares of Series B Shares were outstanding with an annualized dividend rate of 1.446% per share and accrued dividends amounted to $2,711.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there was a subsequent event requiring recognition or disclosure in the financial statements.

On July 12, 2012, Moody’s Investor Services changed its rating on the Preferred Shares, increasing the maximum rate to 150% of the seven day Telerate/British Bankers Association LIBOR on the following auction dates for the Series B Preferred.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

At its meeting on February 29, 2012, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager.

Investment Performance. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of sector equity closed-end funds prepared by Lipper. The Independent Board Members noted that the Fund’s performance was above or at the median of funds in its peer group for the prior one, three, and ten year periods, but below the median for the five year period. The Board recognized that many of the Lipper peers were not utility funds so that performance comparisons were of limited use. The Independent Board Members also noted that the Fund had outperformed the Standard & Poor’s Utility Index (the “Index”) over the three year, five year and ten year periods and underperformed the Index over the one year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and its ability to realize any economies of scale through growth or appreciation was limited.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential sharing of economies of scale through breakpoints.

Service and Cost Comparisons. The Independent Board Members compared the investment advisory fee, other expenses, and total expenses of the Fund with similar expenses of the peer group of sector equity closed-end funds and noted that the Adviser’s advisory fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s advisory fee and total expense ratio were above average, recognizing that, unlike the Fund, most of the peer funds were not leveraged and did not incur the expenses associated with leverage. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and fees chargeable as assets attributable to leverage in certain circumstances.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the performance record had been above average during various reporting periods. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that, in part due to the Fund’s structure as a closed-end fund,

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

economies of scale were not a significant factor in their consideration. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

TRUSTEES AND OFFICERS

THE GABELLI UTILITY TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Robert J. Morrissey

Attorney-at-Law,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President, Advanced Polymer Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President & Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.625% Preferred
NYSE–Symbol:	GUT	GUT PrA
Shares Outstanding:	32,010,044	1,153,288

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/12 through 01/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,872,572 Preferred Series A – 1,153,288
Month #2 02/01/12 through 02/29/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,900,505 Preferred Series A – 1,153,288
Month #3 03/01/12 through 03/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,927,472 Preferred Series A – 1,153,288
Month #4 04/01/12 through 04/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,954,690 Preferred Series A – 1,153,288
Month #5 05/01/12 through 05/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,982,529 Preferred Series A – 1,153,288
Month #6 06/01/12 through 06/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 32,010,044 Preferred Series A – 1,153,288
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/7/12

*	Print the name and title of each signing officer under his or her signature.